Westside Energy
Westside Energy
Corporation
June 2007

Statements included in this presentation, other than statements of historical fact, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Westside Energy Corporation (“Westside” or “the Company”) cautions that assumptions, expectations, projections, intentions, or beliefs about future events may, and often do, vary from actual results and the differences can be material. Some of the key factors which could cause actual results to vary from those Westside expects include changes in natural gas and oil prices, the timing of planned capital expenditures, availability of acquisitions, ability to close pending acquisitions, uncertainties in estimating proved reserves and forecasting production results, the availability and cost of gathering and transportation facilities and transportation arrangements, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as the Company’s ability to access them, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting Westside’s business.  More information about the risks and uncertainties relating to Westside’s forward-looking statements are found in the Company’s SEC filings, including under the heading "Risk Factors"
in Westside’s Annual Report on Form 10-K for the year ended December 31, 2006.  You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.  Except as otherwise required by law, Westside does not undertake any obligation to update any forward-looking or other statements as a result of new information, future events or otherwise.
Safe Harbor

➢

Strategically focused on the prolific Barnett Shale play with favorable lease terms and substantial growth potential.
➢

Trading data:
➢

Amex: WHT;
➢

$72MM Market Capitalization;
➢

$86MM Enterprise Value;
➢

21.5MM shares issued and outstanding;
➢

303,000 shares average daily volume (May 2007).
➢

$11MM cash on-hand to fund remainder of 2007 drilling program.
About Westside

➢

Westside Energy has a significant acreage position in the prolific Barnett Shale play with favorable lease terms and substantial growth potential.
➢

The Company recently closed a $25 million debt financing with Wellington that will fund 2007 project budget.
➢

The Company has a highly experienced management team & Board.
➢

WHT has partnerships with experienced operators:
▪

Joint Venture with Forest Oil in Hill County;
▪

Farm-outs in North Program to Crusader Energy.
➢

Westside has access to rigs and well services to accelerate growth.
➢

3D seismic available or permitted over an area of 70 square miles.
➢

WHT has seen significant increases in reserves and production.
Competitive Advantages

Board of Directors / Management
Craig Glick
Director
 Herbert Williamson Director
Douglas Manner
Director
Chief Executive Officer
 John Raymond
Director
Allen Goodling
Legal / Land Manager
Keith Spickelmier
Director
Chairman of the Board
Brian Gross
Operations Manager
Sean Austin
Chief Financial Officer

Combined Operations Overview
    Some acreage participation rights are subject to joint operating agreements.
WHT Leasehold
CLAY
MONTAGUE
COOKE
JACK
WISE
DENTON
PALO PINTO
PARKER
TARRANT
COMANCHE
HOOD
JOHNSON
ELLIS
HILL
CORYELL
ERATH
HAMILTON
LAMPASAS
MILLS
BOSQUE
SOMMERVILLE
Forest Acreage
@ October 2006
Gross
Program Area
North
Southeast:
   Hill
   Ellis
      Sub-total
Southwest
   Total
Net
8,756
9,958
5,397
15,355
52,622
76,733
4,327
7,295
3,453
10,748
52,109
67,184
➢

Significant acreage portfolio:
(1)
 (1)

Operations Update - 2007 Project Budget
New Project Capital
$15.1 Million
Land & Seismic
$3.1 Million
Drilling Capex
$12.0 Million
8 gross (4 net) wells

➢

400+ ft shale thickness - Barnett Shale depth at
     approximately 7,500 feet
➢

3-D over 12,500 acres.
➢

Offset well control.
➢

Proven horizontal production area.
➢

15,365 gross (10,748 net) acres   .
➢

Approximately 90 - 140 drilling locations.
(1) Subject to joint operating agreements.
(2) Includes existing and pending.
(3) Approximately 55 square miles.
The Southeast Program is located in Hill and Ellis Counties
in Texas. The Company recently entered into a joint
exploration agreement with Forest Oil Corporation covering
340 square miles in an area of mutual interest in Hill County,
Texas. The agreement provides that Westside and Forest
Oil will each assign a 50% interest in certain properties to each other. Drilled two wells and currently drilling a third (first two completed wells averaged 2.0 mmcfe/d on initial tests).
 WHT Leasehold
 3-D Seismic
Forest Acreage
Range Acreage
Range Well
Location
JOHNSON
ELLIS
HILL
Future Forest 3-D
Seismic
Southeast Program
 (1)
 (3)
 (2)

CLEBURNE EAST
GRANDVIEW
GRANDVIEW
RANCH RD 67
2719
171
520
STATE HWY 171
RANCH RD 934
RANCH RD 67
67
66
934
ITASCA
35
66
81
934
171
BLANTON
HILLSBORO WEST
0
9.4mi

Westside Energy Corporation

Hill County Activity & Offset Wells
1
2
@ October 2006
Westside Hill County Wells
DTE Gas Resources Hill County Wells
Devon/Chief Oil & Gas Hill County Wells
1
Johnson / Hill County (to the South) Line
2
WHT currently drilling with Forest Oil
Producing Gas Well
Permitted Location
Horizontal Well
EOG Hill County Well
Total Wells
Permitted
Hill County Activity
As of June 2007
Devon Energy
EOG Resources
DTE Gas Resources
JW Operating
Quicksilver
EnCana
 Westside Energy
Carrizo Oil & Gas
Chesapeake Energy
Aspect Energy
Range
 Williams
 Whitehead
Vertical
Wells
Horizontal
Wells
22
26
18
12
14
7
4
2
2
1
1
1
1
-
6
2
1
-
-
-
-
-
1
-
-
1
22
20
16
11
14
7
4
2
2
-
1
1
-
Ellison Estate #1H
Primula #1
Ellison Estate #2H
Primula South #2H

WHT Acreage
drillinginfo
3mi

Westside Energy
Corporation

Hooks #1,2,3
Kimball 2-H
IGR
Blair
Gatlin
Radke 1-H
Mastin S
Primula #1H
WHT Drilling
Primula
South #2H
Ellison Estate #1H
@ October 2006
Test
Rate (mcfd)
Operator
Devon
Devon
Devon
Finley
DTE
DTE
DTE
EOG
EOG
Averages
Westside
Lateral
Length (feet)
Mastin S
Gatlin
IGR
Blair
Hooks #1
Hooks #2
Hooks #3
Radke 1-H
Kimbrell 2-H
Primula #1H
Ellison

2,158
1,822
2,091
1,826
1,515
2,243
2,417
3,216
2,767
2,228
2,100
1,900
Well
1,800
1,600
1,900
1,600
1,400
1,600
2,300
2,280
4,145
2,069
1,600
2,000
9/30/06
10/31/06
11/18/06
7/26/06
7/6/06
8/28/06
9/18/06
10/29/06
11/28/06
2/15/07
5/14/07
Date
HILL COUNTY AREA WELLS - INTITAL PRODUCTION
Estate #1H

Internal Rate of Return
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2.75
Initial Flow Rate (MMcfepd)
80.7%
61.7%
44.9%
32.5%
32.9%
22.7%
14.4%
13.9%
1.5%

Westside Energy Corporation

Hill County Horizontal Well Economics
Westside Assumptions (Gross):
▪

EUR: 2.0 Bcf per Well.
▪

Initial Rate: 1.75 MMcf/d.
▪

CAPEX (per Well):
−

Drilling Cost - $1.7MM.
−

Completion - $1.3MM.
TOTAL = $3.0MM.
Note: NYMEX forward strip as of 5/30/07.
@ October 2006
Year
2007
2008
2009
2010
2011
2012
Thereafter
NYMEX
Average
RBCCM
Deck
Flat
Price
$8.20
8.87
8.67
8.34
8.05
7.83
7.83
$7.25
7.00
7.00
7.00
7.00
7.00
7.00
$5.00
5.00
5.00
5.00
5.00
5.00
5.00

▪

Multiple pay zones.
▪

Lower risk drilling.
▪

High Btu content.
▪

Proven production.
▪

Mature infrastructure.
▪

Vertical & horizontal prospects.
▪

1,000+ ft Barnett Shale thickness at a depth of
    approximately 7,500 feet.
▪

8,756 gross (4,327 net) acres   .
▪

35 operated wells and 8 non-operated wells.
▪

Approximately 50 - 110 drilling locations   .
WHT Leasehold
(1) Subject to joint operating agreements.
(2) Assumes between 60% - 80% productive acres and 60 - 100 acre spacing.
CLAY
MONTAGUE
COOKE
JACK
 WISE
DENTON
The North Program is located in Cooke, Denton, Montague
and Wise Counties in Texas and was the primary focus of
our drilling and production activities in 2005 and 2006. WHT recently completed the Fortenberry #2H horizontal well,
which has been fracture stimulated. It tested at an initial
gross production rate of 1.5 Mmcfe/d on a 33/64 inch choke.
Encana has drilled 6 horizontal wells in an off-set lease.
North Program
 (2)
(1)

(1) Net of royalties, severance taxes, lease operating expenses and marketing adjustments ($ in thousands).
➢
Additional farmout activity:
➢
New wells on production:
Initial
Production
(mmcfe/d)
 Well
One Month Gross
Production
Mbbls
Mmcf
Cash Flow
3.0
3.5
1.5
Flowing Back
Eastern Acreage
   Pruitt #4 (Vertical)
   Christian #1 (Vertical)
   Fortenberry #2H (Horizontal)
   Smith #2 (Vertical)
 Western Acreage
   Seay #1 (Vertical) - Drill Q307
   Gray #1 (Horizontal) - Drilled, cased & fraced
   Elam #2H (Horizontal) - Drill Q307
   Patricia Barnett #2H (Horizontal) - Drill Q307
3
9
NA
41
34
NA
$347
$573
NA
North Program Area Operations Update
 (1)

➢

Long-term leases (over 8 years remaining).
➢

Proven production in multiple pay zones.
➢

130 - 220 ft thick Barnett Shale at a depth of
      approximately 4,500 feet.
➢

Vertical & horizontal prospects.
➢

52,622 gross (52,109 net) acres.
➢

Approximately 170 - 385 drilling locations   .
WHT Leasehold
COMANCHE
CORYELL
HAMILTON
LAMPASAS
MILLS
ERATH
(1) Assumes between 40% - 60% productive acres and 80 - 120 acre spacing.
Table source: Texas Railroad Commission.
The Southwest Program is located in Comanche, Coryell,
Hamilton, Mills and Lampasas Counties in Texas. Drilling in
this area by others has been primarily vertical, although
horizontal drilling has recently started. Marathon has drilled and completed 7 wells (1 vertical, 6 horizontal) in Hamilton
County. Marathon is constructing pipeline to the area.
Total Wells
Permitted
Company
Marathon Oil
Blackwell Oil & Gas
Quicksilver
Delta Petroleum
Sedona Oil & Gas
Harding Co.
Infinity Oil & Gas
Endeavor
Square One
Concho Oil
P.L.O.
Oak Hill Drilling
Paragon Oil & Gas
Arnot
Vertical
Wells
Horizontal
Wells
Hamilton County
Total Wells
Permitted
Vertical
Wells
Horizontal
Wells
Hamilton County
7
3
2
2
1
-
-
-
-
-
-
-
-
-
1
3
1
2
1
-
-
-
-
-
-
-
-
-
6
-
1
-
-
-
-
-
-
-
-
-
-
-
(January  2005 - April 2007)
-
-
-
-
-
8
7
3
2
1
1
1
1
1
-
-
-
-
-
6
6
1
2
1
-
-
1
1
-
-
-
-
-
2
1
2
-
-
1
1
-
-
Southwest Program
 (1)

Westside Capital Structure (as of June 1, 2007)
▪
Liquidity:
–
Cash balance of $11 million.
–
North Program area assets are unencumbered.
▪
Debt:
–
In March 2007, WHT entered into a $25.0 million senior debt
    facility with Wellington secured by the Southeast and
    Southwest assets.
–
Available for acquisitions, additional exploitation of proved locations, drilling of new wells, seismic expenses and G&A.
–
$25.0 million outstanding.
Capital Structure

➢

Equity:
▪

Preferred Stock:
•

$0.01 par value.
•

10,000,000 shares authorized.
•

None issued and outstanding.
▪

Common Stock:
•

$0.01 par value.
•

50,000,000 shares authorized.
•

21,516,526 shares issued and outstanding   .
➢

Common Stock Warrants Outstanding:
(1) As of May 31, 2007.
Exercise
Price
$0.50
$2.00
Outstanding
Warrants
Remaining Life
(Years)
Exercisable
# of Shares
Total
590,000
300,000
890,000
2.0
2.5
590,000
300,000
890,000
Capital Structure (Cont’d.)
 (1)

➢

Rising key operational metrics - production, cash flow and reserves.
➢

Active drilling program.
➢

Barnett Shale acreage position strategically located near other significant operators:

- Carrizo

- Chesapeake

- Devon

- DTE

- EnCana
➢

Low entry fees - $1.50/Mcfe finding and development costs.
➢

Simple capital structure.
➢

Experienced Board of Directors and Management team.
- EOG
- Forest
- Quicksilver
- Range
Why Own Westside?

Appendix

Valuation Comparisons
▪

On 11/29/2006, Citigroup assigned net reserves potential of 70 Bcfe to 120 Bcfe to the 7,000 net acres Forest Oil has leased in Hill County.
▪

Estimates are 10 Bcfe to 17 Bcfe per 1,000 acres.
▪

EOG drilled 2 discovery wells in late 2006 in Hill County with I.P.s of 2.7 MMcf/d and 3.2 MMcf/d; estimating EUR of 1.2 Bcfe to 2.0 Bcfe per well.

▪

On 02/17/2007, Wachovia Securities assigned net reserves potential of 170
   Bcfe to 283 Bcfe to the 7,000 net acres Forest Oil has leased in Hill County.
▪

Reserve potential estimate based on EOG Resources 60-acre spacing and per-well EUR of 1.5 Bcfe to 2.5 Bcfe.
▪

At an asset value of $2.00 per Mcfe of reserves, the present worth of the Hill
   County reserves for Forest Oil is estimated at $450.0 million.
Valuation Comparisons

Management
Douglas G. Manner, Chief Executive Officer
➢
Mr. Manner is currently Chief Executive Officer, President, and Chief Operating Officer for the Company and serves as a Director on the Board. He previously served as the Company’s Chief Operating Officer.

➢	Previously, Mr. Manner was Senior Vice President and Chief Operating Officer of Kosmos Energy, LLC.
➢	Prior to Kosmos Energy, Mr. Manner served as President and Chief Operating Officer of White Stone Energy and is currently a Director.
➢	Mr. Manner has more than 25 years of experience in the oil and natural gas industry, including 15 years at Ryder Scott Petroleum, where he held the position of Senior Vice President.
➢
Mr. Manner served as Chairman and Chief Executive Officer of Mission Resources (NASDAQ:MSSN), and he previously served as Chief Executive Officer and President of Bellwether Exploration, one of Mission's predecessor companies, from June 2000 until May 2001.

➢	Mr. Manner was Chief Operating Officer of Gulf Canada Resources Limited from July 1998 until May 2000.
➢
Mr. Manner holds a Bachelor of Science Degree in Mechanical Engineering from Rice University. He is a professional engineer certified by the Texas Board of Professional Engineers and is a member of the Society of Petroleum Engineers.

Sean J. Austin, Vice President and Chief Financial Officer
➢	Mr. Austin currently serves as Vice President and Chief Financial Officer. He previously served as the Company’s Controller.
➢	He spent 23 years with Amerada Hess (NYSE: AHC) holding senior management positions in the company’s New York and Houston offices.
➢	From 1999 until 2004, Mr. Austin served as Vice President, Finance and Administration, Exploration and Production for Amerada Hess in Houston.
➢	From 1995 to 1999, he served as Vice President and Corporate Controller in the New York office.
➢
Mr. Austin brings in-depth knowledge of mergers and acquisitions, internal financial controls and processes, Sarbanes Oxley compliance, cost management and other important upstream financial skills to the Company.

➢	Prior to joining HESS, Mr. Austin served from 1974 to 1979 as an officer in the United States Navy.
➢	He holds a Bachelors degree in Business Administration from the University of Notre Dame and a Master of Business Administration degree from the Amos Tuck School of Business at Dartmouth College.

Brian Gross, Operations Manager
➢	Mr. Gross is the Company’s Operations Manager with responsibilities covering Drill, Completion and Production Operations.
➢
From June 2005 - June 2006, Mr. Gross served as a Completion and Production Engineer for Chief Oil & Gas and was responsible for completion and stimulation design for Barnett Shale wells.  His efforts were particularly focused on wells in Hill and Johnson Counties.

➢	Prior to Chief Oil & Gas, Mr. Gross held positions with McBee Operating, Panda Energy International, Chesapeake Energy Corporation, and Western Atlas Logging Services.
➢	Mr. Gross holds a Bachelor’s Degree in Petroleum Engineering from Texas Tech University and is a member of the Society of Petroleum Engineers.

Board of Directors
Keith D. Spickelmier, Chairman of the Board
➢	Mr. Spickelmier was Co-founder of WHT and has served as a Director of the Company since May 2002.
➢	Mr. Spickelmier served as an attorney in the capacities of Counsel and consultant to the law firm of Haynes and Boone, LLP from April 2001 through July 2003.
➢	Prior to that, Mr. Spickelmier was with the law firms of Verner, Lipfert, Bernhard, McPherson & Hand and Sheinfeld, Maley, & Kay since 1986
➢	He has an undergraduate degree from the University of Nebraska at Kearney and a Law degree from the University of Houston.
➢	President and Director of JK Acquisition Corp. (AMEX:JKA)

John T. Raymond, Director
➢	Mr. Raymond is a Co-founder and Managing Director in NGP Midstream and Resources.
➢	Has more than 13 years of executive leadership experience in the oil and natural gas industry.
➢	Served as both a Director and Chief Executive Officer of Vulcan Energy Corporation.
➢	Served as a Director of Plains All American (NYSE:PAA)
➢	Former President and Chief Executive Officer of Plains Resources, Inc.
➢	Served as President and Chief Operating Officer of Plains Exploration and Production (NYSE:PXP).
➢	From 1992 to 1998, Mr. Raymond was a Vice President with Howard Weil Labouisse Friedrichs, Inc.
➢	He earned his Bachelor of Science degree in Management from the Tulane University AB Freeman School of Business.

Herbert C. Williamson, III, Director
➢	Mr. Williamson has more than 30 years of experience in the oil and gas industry and investment banking business.
➢	Director of Southwest Royalties
➢	Director of JK Acquisition Corp.
➢	Served as Director and Chairman of the special committee of Pure Resources in connection with the tender offer made by Unocal (NYSE:UCL).
➢	Served as Director and Chief Financial Officer of Merlon Petroleum Company.
➢	Served as Vice Chairman and Executive Vice President for Parker & Parsley Petroleum Company.
➢	Held executive positions with Petrie Parkman & Co., Credit Suisse First Boston, Lehman Brothers and Jones, Loyd & Webster Inc.
➢	He earned a Bachelor of Arts degree from Ohio Wesleyan University and a Master of Business Administration degree from Harvard University.

Craig S. Glick, Director
➢	Mr. Glick is Managing Director and General Counsel to NGP Midstream and Resources
➢	Former partner at Kosmos Energy, LLC, a private international oil exploration company focused on offshore West Africa.
➢	From 1999 to 2003, Mr. Glick was President of Hunt Resources, Inc. and Senior Vice President of Hunt Oil Company.
➢	During the period from 1994 to 1999, he was General Counsel and Chief Financial Officer of Gulf Canada.
➢	In 1994, Mr. Glick was in charge of acquisitions for Torch Energy.
➢	He began his career as an attorney with Vinson & Elkins, LLP in the Business Transactions Practice where he made Partner in 1993.
➢	Mr. Glick obtained his Juris Doctor degree from The University of Texas School of Law in 1985.

Westside Energy
Westside Energy
Corporation
4400 Post Oak Parkway, Suite 2530
Houston, TX 77027
Phone: 713-979-2660
Fax: 713-979-2665
www.westsideenergy.com
Ticker Symbol: WHT